UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2006

ARGENT SECURITIES INC.

(as depositor under the Pooling and Servicing Agreement,
dated as of April 1, 2006, providing for the issuance of
Asset-Backed Pass-Through Certificates, Series 2006-W4)

Argent Securities Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	333-131895-01 (Commission File Number)	77-0599834 (I.R.S. Employer Identification Number)

1100 Town & Country Road, Suite 1100 Orange, California (Address of Principal Executive Offices)	92868 (Zip Code)

Registrant's telephone number, including area code: (714) 564-0660

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Completion of Acquisition or Disposition of Assets

Item 2.01   Completion of Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

On April 25, 2006, a series of certificates, entitled Argent Securities Inc., Asset-Backed Pass-Through Certificates, Series 2006-W4 (the “Certificates”), were issued pursuant to a pooling and servicing agreement, dated as of April 1, 2006 (the “Agreement”), attached hereto as Exhibit 4.1, among Argent Securities Inc. as depositor (the “Depositor”), Ameriquest Mortgage Company as master servicer (the “Master Servicer”) and Deutsche Bank National Trust Company as trustee (the “Trustee”). The Certificates consist of nineteen classes of certificates (collectively, the “Certificates”), designated as the Class A-1 Certificates, Class A-2A Certificates, Class A-2B Certificates, Class A-2C Certificates, Class A-2D Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates, Class M-8 Certificates, Class M-9 Certificates, Class M-10 Certificates, Class CE Certificates, Class P Certificates, Class R Certificates and Class R-X Certificates. The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting of a pool of mortgage loans (the “Mortgage Pool’”) of conventional, one- to four- family, adjustable-rate and fixed-rate, first and second lien mortgage loans having original terms to maturity up to 30 years (the “Mortgage Loans”). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of approximately $1,391,343,000 as of April 1, 2006 (the “Cut-off Date”). The Class A-1 Certificates, Class A-2A Certificates, Class A-2B Certificates, Class A-2C Certificates, Class A-2D Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates, Class M-8 Certificates, Class M-9 Certificates and Class M-10 Certificates (collectively, the “Offered Certificates”) were sold by the Depositor to J.P. Morgan Securities Inc. as representative of the several Underwriters (the “Representative”), pursuant to an Underwriting Agreement, dated April 19, 2006 (the “Underwriting Agreement”), among the Depositor, Ameriquest Mortgage Company and the Representative.

The Offered Certificates have the following initial Certificate Principal Balances and Pass-Through Rates:

Class	Initial Certificate Principal Balance(1)	Pass-Through Rate
A-1	$570,613,000	Variable(2)
A-2A	$248,540,000	Variable(2)
A-2B	$117,842,000	Variable(2)
A-2C	$120,228,000	Variable(2)
A-2D	$85,412,000	Variable(2)
M-1	$49,031,000	Variable(2)
M-2	$43,346,000	Variable(2)
M-3	$27,713,000	Variable(2)
M-4	$24,160,000	Variable(2)
M-5	$23,450,000	Variable(2)
M-6	$19,897,000	Variable(2)
M-7	$19,186,000	Variable(2)
M-8	$17,054,000	Variable(2)
M-9	$10,659,000	Variable(2)
M-10	$14,212,000	Variable(2)

(1) Approximate.
(2) The pass-through rate on this class of certificates will be based on one-month LIBOR plus the applicable margin set forth above, subject to the rate caps described in the prospectus supplement.

The Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated April 19, 2006 (the “Prospectus Supplement”), and the Prospectus, dated March 31, 2006, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class CE, Class P, Class R and Class R-X Certificates (the “Non-Offered Certificates”) were not and will not be publicly offered by the Depositor and are thereby exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. On the Closing Date, a 50% interest in the Class CE and the Class P Certificates was sold to Hare & Co.; a 50% interest in the Class CE and the Class P Certificates was retained by the Seller; and Wachovia Bank, N.A. purchased the Residual Certificates. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 9.01 Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits

Exhibit No.	Description
4.1
Pooling and Servicing Agreement, dated as of April 1, 2006, by and among Argent Securities Inc. as Depositor, Ameriquest Mortgage Company as Master Servicer and Deutsche Bank National Trust Company as Trustee relating to the Series 2006-W4 Certificates.

4.2	Underwriting Agreement, dated as of April 19, 2006, by and among Ameriquest Mortgage Company, Argent Securities Inc. and the Underwriters.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 10, 2006
ARGENT SECURITIES INC.

By:	/s/ John P. Grazer
Name:	John P. Grazer
Title:	CFO

Index to Exhibits

Exhibit No.	Description	Sequentially Numbered Page
4.1
Pooling and Servicing Agreement, dated as of April 1, 2006, by and among Argent Securities Inc. as Depositor, Ameriquest Mortgage Company as Master Servicer and Deutsche Bank National Trust Company as Trustee relating to the Series 2006-W4 Certificates.

4.2	Underwriting Agreement, dated as of April 19, 2006, by and among Ameriquest Mortgage Company, Argent Securities Inc. and the Underwriters.